                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: February 24, 1998
              Date of Earliest Event Reported: February 19, 1998


                           TCI COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


        0-5550                                           84-0588868
(Commission File Number)                    (I.R.S. Employer Identification No.)

                               Terrace Tower II
                               5619 DTC Parkway
                        Englewood, Colorado  80111-3000
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code:  (303) 267-5500
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ITEM 5.  OTHER EVENTS.

     Pursuant to a registration statement on Form S-3 (File No. 333-44745) (as amended, the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on February 13, 1998, TCI Communications, Inc. (the "Registrant") has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and TeleCommunications, Inc., a Delaware corporation (the "Parent"), has registered
(i) shares of its Series Preferred Stock, which may be issued in the form of depositary shares evidenced by depositary receipts if the Parent elects to issue fractional interests in shares of a series of Series Preferred Stock, (ii) shares of its Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share ("Series A TCI Group Common Stock"), (iii) shares of Series A TCI Group Common Stock issuable upon conversion of Debt Securities of the Registrant or upon conversion of Series Preferred Stock of the Parent, and
(iv) any guarantees of the Parent with respect to Debt Securities of the Company, all for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies or currency units). Reference is made to the Registration Statement for further information concerning the terms of the securities (including the Debt Securities) registered pursuant to the Registration Statement and the offering thereof.

     An indenture (the "Indenture"), substantially in the form of Exhibit 4.1 to the Registration Statement was executed as of February 19, 1998, between the Registrant and The Bank of New York, as Trustee, relating to senior Debt Securities of the Registrant. The definitive Indenture is filed as Exhibit 4.1 hereto.

     On February 19, 1998, an underwriting agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.2 to the Registration Statement, was executed by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc, Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation and Lehman Brothers Inc. (the "Underwriters"), providing for the sale by the Registrant to, and the offering to the public by, the Underwriters of $300,000,000 aggregate principal amount of the Registrant's

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7 1/8% Senior Notes due February 15, 2028 (the "2028 Notes") which are a series of senior Debt Securities. The net proceeds to the Registrant from the sale of the 2028 Notes will be $295,218,000. The definitive Underwriting Agreement is filed as Exhibit 1.1 hereto.

     The 2028 Notes will be issued pursuant to the Indenture. The description of certain provisions of the Indenture and the 2028 Notes and information concerning the terms of their purchase and offering to the public by the Underwriters, are incorporated herein by reference (i) to the section entitled "Description of Debt Securities -- Senior Debt Securities" of the Prospectus, dated February 19, 1998 (the "Base Prospectus"), and (ii) to the sections entitled "Description of Notes" and "Underwriting" in the Prospectus Supplement thereto, dated February 19, 1998 (the "2028 Notes Prospectus Supplement"), each of which has been filed with the Commission pursuant to Rule 424(b)(5) under the Act. The form of 2028 Note is filed as Exhibit 4.2 hereto.

     On February 24, 1998, a distribution agreement (the "Distribution Agreement"), substantially in the form of Exhibit 1.3 to the Registration Statement, was executed by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc (collectively, the "Agents"), providing for the sale by the Registrant to the public of up to $750 million principal amount of the Registrant's Medium- Term Notes, Series D (the "Medium-Term Notes"), which are a series of senior Debt Securities. The Medium-Term Notes may be issued as fixed rate notes ("Fixed Rate Notes") or floating rate notes ("Floating Rate Notes"). The Registrant will pay a commission to each Agent in the form of a discount, ranging from .125% to .925% of the principal amount of the Medium-Term Notes sold through such Agent which discount depends upon the maturity date of the Medium-Term Notes as offered from time to time and the ratings assigned to such Medium-Term Notes by nationally recognized securities rating organizations unless otherwise specified in pricing supplements relating to the Medium-Term Notes to be filed pursuant to Rule 424(b) under the Act. The Distribution Agreement is filed as Exhibit 1.2 hereto.

     The description of certain provisions of the Indenture and the Medium Term Notes, and information concerning the terms of their offering to the public by the Agents, are incorporated herein by reference (i) to the section entitled "Description of Debt Securities -- Senior Debt

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Securities" of the Base Prospectus, and (ii) to the sections entitled
"Description of Notes" and "Plan of Distribution" in the Prospectus Supplement thereto, dated February 24, 1998 (the "MTN Prospectus Supplement"), which has been filed with the Commission pursuant to Rule 424(b) under the Act.

     Pursuant to Item 601(a) of Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated February 11, 1998, rendered to the Registrant by Stephen M. Brett, Esq., Executive Vice President of the Registrant, as to the matters referred to in Item 601(b)(5)(i) of Regulation S-K with respect to the Debt Securities generally. On February 24, 1998, Baker & Botts, L.L.P. rendered to the Registrant an opinion (the "2028 Opinion") as to such matters specifically relating to the 2028 Notes. A copy of the 2028 Opinion is filed as
Exhibit 5.1 hereto and includes the consent of Baker & Botts, L.L.P. (the "2028 Consent") to the filing of the 2028 Opinion as Exhibit 5.1 hereto and the incorporation by reference thereof into the Registration Statement. Also on February 24, 1998, Baker & Botts, L.L.P., counsel to the Registrant rendered to the Registrant an opinion (the "MTN Opinion") as to such matters specifically relating to the Medium-Term Notes. The MTN Opinion is filed as Exhibit 5.2 hereto and includes the consent of Baker & Botts, L.L.P. (the "MTN Consent") to the filing of the MTN Opinion as Exhibit 5.2 hereto and the incorporation by reference thereof into the Registration Statement.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the Distribution Agreement, the Indenture, the 2028 Opinion and 2028 Consent and the MTN Opinion and MTN Consent to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the documents listed in the previous sentence or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits
         --------
         1.1 Underwriting Agreement, dated February 19, 1998, between Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc, Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation and Lehman Brothers Inc. and the Registrant.

         1.2 Distribution Agreement, dated February 24, 1998, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc and the Registrant.

         4.1 Indenture, dated as of February 19, 1998, between The Bank of New York and the Registrant.

         4.2             Form of 71/8% Senior Note due February 15, 2028.

         5.1 Opinion, dated February 24, 1998, of Baker & Botts, L.L.P., counsel to the Registrant, as to validity of the 71/8% Senior Notes due February 15, 2028.

         5.2 Opinion, dated February 24, 1998, of Baker & Botts, L.L.P., counsel to the Registrant, as to the validity of the Medium-Term Notes, Series D.

         23.1            Consent of Baker & Botts, L.L.P. (included in Exhibit
                         5.1).

         23.2            Consent of Baker & Botts, L.L.P. (included in Exhibit
                         5.2).

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 1998
                                       TCI COMMUNICATIONS, INC.
                                       (Registrant)



                                       By /s/ Stephen M. Brett
                                         -----------------------------
                                         Name:  Stephen M. Brett
                                         Title: Executive Vice President

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                                 EXHIBIT INDEX
                                 -------------

         Exhibits
         --------
         1.1 Underwriting Agreement, dated February 19, 1998, between Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc, Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation and Lehman Brothers Inc. and the Registrant.

         1.2 Distribution Agreement, dated February 24, 1998, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc and the Registrant.

         4.1 Indenture, dated as of February 19, 1998, between The Bank of New York and the Registrant.

         4.2             Form of 71/8% Senior Note due February 15, 2028.

         5.1 Opinion, dated February 24, 1998, of Baker & Botts, L.L.P., counsel to the Registrant, as to validity of the 71/8% Senior Notes due February 15, 2028.

         5.2 Opinion, dated February 24, 1998, of Baker & Botts, L.L.P., counsel to the Registrant, as to the validity of the Medium-Term Notes, Series D.

         23.1            Consent of Baker & Botts, L.L.P. (included in Exhibit
                         5.1).

         23.2            Consent of Baker & Botts, L.L.P. (included in Exhibit
                         5.2).